Revenues	12 Months Ended
Oct. 03, 2020
Revenue from Contract with Customer [Abstract]
Revenue from Contract with Customer [Text Block]	Revenues
The following table presents our revenues by segment and major source:

	2020
	Disney Media and Entertainment Distribution	Disney Parks, Experiences and Products	Consolidated
Affiliate fees	$17,929	$—	$17,929
Advertising	10,851	4	10,855
Subscription fees	7,645	—	7,645
Theme park admissions	—	4,038	4,038
Resort and vacations	—	3,402	3,402
Retail and wholesale sales of merchandise, food and beverage	—	4,952	4,952
TV/SVOD distribution licensing	6,253	—	6,253
Theatrical distribution licensing	2,134	—	2,134
Merchandise licensing	32	3,210	3,242
Home entertainment	1,802	—	1,802
Other	1,704	1,432	3,136
Total revenues	$48,350	$17,038	$65,388

	2019
	Disney Media and Entertainment Distribution	Disney Parks, Experiences and Products	Consolidated
Affiliate fees	$15,948	$—	$15,948
Advertising	10,507	6	10,513
Subscription fees	2,115	—	2,115
Theme park admissions	—	7,540	7,540
Resort and vacations	—	6,266	6,266
Retail and wholesale sales of merchandise, food and beverage	—	7,716	7,716
TV/SVOD distribution licensing	5,555	—	5,555
Theatrical distribution licensing	4,726	—	4,726
Merchandise licensing	51	3,329	3,380
Home entertainment	1,961	—	1,961
Other	1,958	1,929	3,887
Total revenues	$42,821	$26,786	$69,607

	2018
	Disney Media and Entertainment Distribution	Disney Parks, Experiences and Products	Consolidated
Affiliate fees	$13,279	$—	$13,279
Advertising	7,897	7	7,904
Subscription fees	97	—	97
Theme park admissions	—	7,183	7,183
Resort and vacations	—	5,938	5,938
Retail and wholesale sales of merchandise, food and beverage	—	7,365	7,365
TV/SVOD distribution licensing	4,788	—	4,788
Theatrical distribution licensing	4,303	—	4,303
Merchandise licensing	70	3,122	3,192
Home entertainment	1,859	—	1,859
Other	1,884	1,642	3,526
Total revenues	$34,177	$25,257	$59,434
Amounts for fiscal 2018 reflect our historical accounting prior to the adoption of new revenue guidance.
The following table presents our revenues by segment and primary geographical markets:

	2020			2019
	Disney Media and Entertainment Distribution	Disney Parks, Experiences and Products	Consolidated	Disney Media and Entertainment Distribution	Disney Parks, Experiences and Products	Consolidated
Americas	$39,163	$12,829	$51,992	$33,602	$20,203	$53,805
Europe	5,240	2,093	7,333	4,762	3,244	8,006
Asia Pacific	3,947	2,116	6,063	4,457	3,339	7,796
Total revenues	$48,350	$17,038	$65,388	$42,821	$26,786	$69,607
Revenues recognized in the current and prior year from performance obligations satisfied (or partially satisfied) in previous reporting periods primarily relate to revenues earned on TV/SVOD and theatrical distribution licensee sales on titles made available to the licensee in previous reporting periods. For fiscal 2020, $1.4 billion was recognized related to performance obligations satisfied as of September 28, 2019. For fiscal 2019, $1.2 billion was recognized related to performance obligations satisfied prior to September 30, 2018.
As of October 3, 2020, revenue for unsatisfied performance obligations expected to be recognized in the future is $16 billion, which primarily relates to content to be delivered in the future under existing agreements with television station affiliates and TV/SVOD licensees. Of this amount, we expect to recognize approximately $7 billion in fiscal 2021, $4 billion in fiscal 2022, $2 billion in fiscal 2023 and $3 billion thereafter. These amounts include only fixed consideration or minimum guarantees and do not include amounts related to (i) contracts with an original expected term of one year or less (such as most advertising contracts) or (ii) licenses of IP that are solely based on the sales of the licensee.
Payment terms vary by the type and location of our customers and the products or services offered. For certain products or services and customer types, we require payment before the products or services are provided to the customer; in other cases, after appropriate credit evaluations, payment is due in arrears. Advertising contracts, which are generally short term, are billed monthly with payments generally due within 30 days. Payments due under affiliate arrangements are calculated monthly and are generally due within 30 days of month end. Home entertainment terms generally require payment within 60 to 90 days of availability date to the customer. Licensing payment terms vary by contract but are generally collected in advance or over the license term.
When the timing of the Company’s revenue recognition is different from the timing of customer payments, the Company recognizes either a contract asset (customer payment is subsequent to revenue recognition and subject to the Company satisfying additional performance obligations) or deferred revenue (customer payment precedes the Company satisfying the performance obligations). Consideration due under contracts with payment in arrears is recognized as accounts receivable.
Deferred revenues are recognized as (or when) the Company performs under the contract. Contract assets, accounts receivable and deferred revenues from contracts with customers are as follows:

	October 3, 2020	September 28, 2019
Contract assets	$70	$150
Accounts Receivable
Current	11,340	12,755
Non-current	1,789	1,962
Allowance for credit losses	(460)	(375)
Deferred revenues
Current	3,688	4,050
Non-current	513	619
Contract assets primarily relate to certain multi-season TV/SVOD licensing contracts. Activity for fiscal 2020 and 2019 related to contract assets was not material. The allowance for credit losses increased from $375 million at September 28, 2019 to $460 million at October 3, 2020 due to additional provisions recorded in fiscal 2020.
For fiscal 2020, the Company recognized revenues of $3.4 billion, primarily related to theme park admissions and vacation packages, licensing advances and content sales included in the deferred revenue balance at September 28, 2019. For fiscal 2019, the Company recognized revenues of $2.7 billion primarily related to theme park admissions and vacation packages and licensing and publishing advances included in the deferred revenue balance at September 30, 2018. As a result of COVID-19, the Company has allowed refunds of certain non-refundable deposits that were previously reported as deferred revenue, the most significant of which related to park admission tickets and deposits for vacation packages. Remaining deferred amounts related to these deposits are now classified in “Accounts payable and other accrued liabilities” in the Consolidated Balance Sheet.
We evaluate our allowance for credit losses and estimate collectability of accounts receivable based on our analysis of historical bad debt experience in conjunction with our assessment of the financial condition of individual companies with which we do business. In times of domestic or global economic turmoil, including COVID-19, our estimates and judgments with respect to the collectability of our receivables are subject to greater uncertainty than in more stable periods.
The Company has accounts receivable with original maturities greater than one year related to the sale of film and television program rights and vacation club properties. These receivables are discounted to present value at an appropriate discount rate at contract inception, and the related revenues are recognized at the discounted amount.
The Company estimates the allowance for credit losses related to receivables from the sale of film and television programs based upon a number of factors, including historical experience and the financial condition of individual companies with whom we do business. The balance of film and television program sales receivables recorded in other non-current assets, net of an immaterial allowance for credit losses, was $1.0 billion as of October 3, 2020. The activity in the allowance for credit loss for fiscal 2020 was not material.
The Company estimates the allowance for credit losses related to receivables from sales of its vacation club properties based primarily on historical collection experience. Estimates of uncollectible amounts also consider the economic environment and the age of receivables. The balance of mortgage receivables recorded in other non-current assets, net of an immaterial allowance for credit losses, was $0.7 billion as of October 3, 2020. The activity in the allowance for credit loss for fiscal 2020 was not material.